UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2015

EMULEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-31353 (Commission File No.)	51-0300558 (IRS Employer Identification No.)

3333 Susan Street
Costa Mesa, California 92626
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (714) 662-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On February 25, 2015, Emulex Corporation and Avago Technologies Limited (NASDAQ: AVGO) issued a joint press release, a copy of which is attached hereto as Exhibit 99.1.

The information in Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into filings under the Securities Act.
Item 9.01     Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description
99.1	Press release, dated February 25, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION
Date: February 25, 2015	BY: /s/ Jeffrey W. Benck Jeffrey W. Benck President and Chief Executive Officer